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                                                           EXHIBIT 1A(10)(b)(ii)


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[LOGO OF SAGE INSURANCE APPEARS HERE]

                                                                                                     PART II - Application  for
SAGE LIFE ASSURANCE OF AMERICA, INC.                                          MODIFIED SINGLE PAYMENT VARIABLE LIFE CERTIFICATE
All Answers Must Be Handwritten                         Mail to: Sage Life, P.O. Box 30000, Dept. 5162, Hartford, CT 06150-5162

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                                         I.  PROPOSED INSURED - PERSONAL DETAILS
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
First             Middle             Last                   Birthdate (Mo/Day/Yr)         Social Security #         [_] M [_] F
                                                            /          /          /
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                                               II.  PERSONAL PHYSICIAN
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____________________________________________________________________________________________________________________________________
Personal Physician ______________________________  Date Last Consulted ________________  Telephone No. _____________________________
____________________________________________________________________________________________________________________________________
Street Address                         City                            State                                        Zip Code

Reason Last Consulted:   Routine exam and all findings were normal   See explanation below
(Please include reason, medication, treatment and results)
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

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                                               III.  PERSONAL PROFILE
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                                                                                    EXPLANATION/DETAILS FOR QUESTIONS ANSWERED "YES"
1.   Your current weight in clothing is  _____ lbs. and height in shoes is _______
2.   Has your weight changed in the past year? (Provide # of lbs    [_] Yes [_] No  _______________________________________________
     gained/lost)
3.   Do you engage in a scheduled exercise program? (Provide        [_] Yes [_] No  _______________________________________________
     type, duration, frequency)
4.   Are you now pregnant? (Provide expected delivery date)         [_] Yes [_] No  _______________________________________________

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                                  IV.  PERSONAL MEDICAL HISTORY (during the past ten years)
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Have you had, been told you had, or been treated for: (if yes, give details in section VII)

 5.  Chest Pain or Angina, Heart Murmur, Heart Attack, Palpitations, Rheumatic Fever, High Blood Pressure,          [_] Yes [_] No
     Blood Vessel Disorder, Heart Disorder.

 6.  Pneumonia, Persistent Cough, Coughing of Blood, Asthma, Bronchitis, Persistent Hoarseness, Emphysema,          [_] Yes [_] No
     Pleurisy, Tuberculosis, Allergies, Respiratory Disorder, Chronic Shortness of Breath.

 7.  Recurrent Headache, Dizziness or Fainting, Brain Disorder, Seizures, Paralysis, Stroke, Speech Loss,           [_] Yes [_] No
     Memory Loss.

 8.  Nervous Disorder, Mental Disorder, Depression, Suicide Attempt.                                                [_] Yes [_] No

 9.  Ulcer, Recurring Indigestion, Vomiting Blood, Difficulty Swallowing.                                           [_] Yes [_] No

10.  Colon Polyp, Ileitis or Colitis, Persistent Diarrhea, Bloody Stools.                                           [_] Yes [_] No

11.  Hepatitis, Cirrhosis, Jaundice, Gall Bladder Disorder, Stomach Disorder, Liver Disorder, Intestinal Disorder,  [_] Yes [_] No
     Pancreas Disorder.

12.  Cancer, Skin Cancer, Tumor, Cyst, Fibroids, Skin Disorder, Lymph Gland Disorder.                               [_] Yes [_] No

13.  Diabetes, Thyroid Disorder, Breast Disease, Glandular Disorder.                                                [_] Yes [_] No

14.  Sugar in Urine, Pus in Urine, Kidney Disorder, Urinary Disorder, Albumin in Urine, Prostate Disorder,          [_] Yes [_] No
     Reproductive System Disorder, Sexually Transmitted Disease.

15.  Anemia, Leukemia, Blood Disorder, Recurrent Infections.                                                        [_] Yes [_] No

16.  Hernia, Hemorrhoids, Varicose Veins, Rectal Disorder.                                                          [_] Yes [_] No

17.  Deformity, Back Pain, Amputation, Arthritis, Rheumatism, Gout, Bone or Muscle Disorder,                        [_] Yes [_] No
     Back/Spine/Joint Disorder.

18.  Eye Disorder, Ear Disorder, Nose Disorder, or Throat Disorder.                                                 [_] Yes [_] No
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All Answers Must Be Handwritten
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                                                 V.  ADDITIONAL INFORMATION
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

19.  During the past 5 years have you used marijuana, cocaine, barbiturates, narcotics, excitants, or hallucinogens, except as prescribed medication?
                                                                                                           [_] Yes  [_] No
20.  Other than as indicated in Nos. 5-18, during the past 5 years have you:

     a)  Been or are you now under observation, treatment, therapy, counseling, or medications or have you had
         any  check up, illness or surgery?                                                                     [_] Yes  [_] No
     b)  Had electrocardiogram, x-ray or blood studies?                                                         [_] Yes  [_] No
     c)  Been advised to have a test or surgery which was not done?                                             [_] Yes  [_] No
     d)  Been treated or received counseling for alcohol or drug use?                                           [_] Yes  [_] No
     e)  Been a patient in a hospital, clinic, sanitarium or other medical facility?                            [_] Yes  [_] No
     f)  Consulted any other physician or chiropractor?                                                         [_] Yes  [_] No

21.  Have you ever requested or received a pension benefit or payments because of an injury, sickness or
     disability?                                                                                           [_] Yes  [_] No

22.  Have you ever changed occupation or residence because of health?                                      [_] Yes  [_] No

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                                                  VI.  FAMILY HISTORY
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23.  Has any member of your family ever had diabetes, cancer, heart or kidney disease, or mental illness?
                                                                                                           [_] Yes  [_] No
24.  Relative        Age if Living          Present State of Health or Cause of Death                        Age at Death
     --------        -------------     ----------------------------------------------------------------      ------------
     Father          _____________     ________________________________________________________________      ____________
     Mother          _____________     ________________________________________________________________      ____________
     Brother(s)      _____________     ________________________________________________________________      ____________
                     _____________     ________________________________________________________________      ____________
     Sister(s)       _____________     ________________________________________________________________      ____________
                     _____________     ________________________________________________________________      ____________
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                                  VII. COMPLETE FOR EACH QUESTION CHECKED "YES" IN NUMBERS 5-23
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Question      What Were You      Medication/Treatment    Date       Still Under            Physician/Medical Facility Name
No.            Treated For?                                         Treatment?            (Include Address if not in No. 2)

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I understand and agree that the foregoing statements and answers are complete, true and correctly recorded to the best of my knowledge and belief, and that they shall be part of the Certificate or Contract issued.

DATE ________________       X _____________________________________           X_____________________________________
                                  (WITNESS) EXAMINER OR AGENT                            PROPOSED INSURED
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